First Quarter 2019 Earnings Conference Call May 7, 2019 Louis Pinkham Jon Schlemmer Chief Executive Officer Chief Operating Officer Rob Rehard Robert Cherry Vice President Vice President Chief Financial Officer Business Development & Investor Relations Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential

Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; our ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in certain geographic locations in which we do business; fluctuations in commodity prices and raw material costs; our dependence on significant customers; risks associated with global manufacturing; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; our overall debt levels and our ability to repay principal and interest on our outstanding debt; prolonged declines in one or more markets we serve, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 26, 2019 and from time to time in other filed reports. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted net income attributable to Regal Beloit Corporation, free cash flow, and free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin, adjusted diluted earnings per share for ongoing business and ROIC. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin and ROIC to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition (“net sales from business acquired") and excluding sales from business divested/to be exited (“net sales from business divested/to be exited“) recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 3

Agenda Opening Comments Louis Pinkham, CEO 1Q Results & 2019 Outlook Rob Rehard, CFO Operations Update Jon Schlemmer, COO Summary Louis Pinkham, CEO Q&A All Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 4

Opening Comments Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 5

Overview . 1Q 2019 Results – Organic Growth of (1.0%) – Adjusted Operating Margin* of 11.0%, Up 60 bps – Adjusted Diluted EPS* Up 13% – Net Debt to Adj. EBITDA* of 1.8 . Expecting FY 2019 Operating Margin Improvement Takeaway message goes here (16 pt.) – Productivity – New Products – Pruning . Reaffirming FY 2019 Adjusted Diluted EPS* Guidance of $6.15 - $6.55 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. On Pace to Reach 2017 Investor Day Targets Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 6

1st Quarter 2019 Financial Results . 1Q 2019 Net Sales of $853.8 Million, Down 2.8% – Acquisitions Contributed 3.9% – Business Divested/to be Exited (4.0%) – Foreign Currency Impact of (1.7%) – Organic Sales Down 1.0% . Adjusted Operating Margin* of 11.0% – Up 60 bps from 1QTakeaway 2018 message goes here (16 pt.) – Volume Growth and Productivity Benefits . Divested Business – Non-core Marine Transmission Business in the PTS Segment – Annual Revenues of ~$20 Million * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Continued Operating Margin Improvement Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 7

1st Quarter 2019 Financial Results * ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Mar 30, Mar 31, 2019 2018 GAAP Diluted Earnings Per Share $ 1.99 $ 1.31 Restructuring and Related Costs 0.04 0.03 (Gain) Loss on Business Divested and Assets to be Exited (0.59) — Net Income from Businesses Divested/to be Exited (0.04) (0.08) CEO Transition Costs 0.03 — Takeaway message goes here (16 pt.) Adjusted Diluted Earnings Per Share $ 1.43 $ 1.26 Key Adjustments (pre-tax) . $2.3 Million Restructuring and Related Costs . ($31.2) Million Gain on Business Divested and Assets to be Exited . ($2.2) Million Net Income from Businesses Divested/to be Exited . $1.6 Million CEO Transition Costs * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Adjusted Diluted EPS Up 13% Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 8

1st Quarter 2019 Key Financial Metrics Capital Expenditures Effective Tax Rate (ETR) . $20.2 Million in 1Q 2019 . 20.7% Adj. ETR* in 1Q 2019 . $90.0 Million expected in FY 2019 . 21.0% Adj. ETR expected in FY 2019 Restructuring and Related Costs . $2.3 Million in 1Q 2019 . $10.0 Million expected in FY 2019 Balance Sheet at March 30, 2019 Free Cash Flow* . Total Debt of $1,215 Million . ($1.9) Million in 1Q 2019 . Net Debt of $951 Million . Expect FY 2019 > 100% of Adj. Net Income . Net Debt/Adj. EBITDA* of 1.8 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 9

2019 Full Year Guidance . Expected Performance − Low Single Digit Organic Sales Growth − Improvement in Adjusted Operating Margin − Free Cash Flow to Exceed Adjusted Net Income . FY 2019 GAAP Diluted EPS Guidance of $6.68 to $7.08 . FY 2019 Adjusted Diluted EPS* Guidance of $6.15 to $6.55 − Expecting RestructuringTakeaway and Related message Costs of goes$10.0 Millionhere or(16 $0.18 pt.) per Share − Expecting Gain on the Sale of Assets of $38.7 Million or $0.74 per Share − Expecting Income from Businesses Divested/to be Exited of $2.8 Million or $0.05 per Share − Expecting CEO Transition Costs of $4.5 Million or $0.08 per Share . Key Assumptions: − Depreciation & Amortization Expense of ~$139 Million − Net Interest Expense of ~$51 Million − Excludes Impact of Any Potential Share Repurchases * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Expecting Another Year of Strong Adjusted Earnings Growth Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 10

1Q 2019 Commercial & Industrial Systems Sales Adj. Income from . Organic Sales Down 6.3% Adj. Net Sales* Operations* ($ millions) . Market Performance Power Generation Project Timing $381 $380 – $27 – Asia and Europe $23 – NA Pool Pump + NA Distribution + NA Commercial HVAC & General Industrial Takeaway message goes here (16 pt.) Adj. Operating Margin* . 6.0% of Adj. Net Sales 1Q18 1Q19 1Q18 1Q19 . Down 110 bps from Prior Year − Power Generation Project Timing and Unit Volume + Productivity and Simplification * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Expecting Margin Improvement in Second Half of 2019 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 11

1Q 2019 Climate Solutions Sales Adj. Income from . Organic Sales Up 3.6% Adj. Net Sales* Operations* ($ millions) . Market Performance + NA Resi HVAC (HSD) $242 $248 $39 Fan Energy Rating (FER) Pre-build $31 + Commercial Refrigeration – China, Middle East and Europe Takeaway message goes here (16 pt.) Adj. Operating Margin* . 15.7% of Adj. Net Sales 1Q18 1Q19 1Q18 1Q19 . Up 280 bps from Prior Year + Volume, Productivity & Mix + Price Offsetting Commodity Inflation and Tariff Expense * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong North American Residential HVAC Demand and FER Tailwind Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 12

1Q 2019 Power Transmission Solutions Sales Adj. Income from . Organic Sales Up 3.4% Adj. Net Sales* Operations* ($ millions) . Market Performance Distribution + $201 $205 $30 + Oil & Gas $27 – Agriculture – Beverage Takeaway message goes here (16 pt.) Adj. Operating Margin* . 14.4% of Adj. Net Sales 1Q18 1Q19 1Q18 1Q19 . Up 80 bps from Prior Year + Volume, Mix & Productivity + Price Offsetting Commodity Inflation and Tariff Expense * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Expecting Sales Strength to Continue in 2019 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 13

Tariff Mitigation and FER Tariff Mitigation Actions Full Range of FER Solutions Mexico Industrial Motor Facility DEC Star® Highest Efficiency Solution ECM 3.0+ High Efficiency Motor Takeaway message goes here (16 pt.) Ensite™ ECM Motor Efficiency and Features Strategic Investments in Inventory to Support Our Growth Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 14

1st Quarter 2019 Summary + Climate and PTS Organic Sales Growth and Operating Margin + Total Company Adjusted Operating Margin* Up 60 bps + Adjusted Diluted EPS* Up 13% + Net Debt to Adj. TakeawayEBITDA* Reduced message to goes1.8 here (16 pt.) − C&I Organic Sales Growth and Operating Margin − Free Cash Flow * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2019 Adj. EPS Guidance Reaffirmed, Up 11% from Prior Year Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 15

Questions and Answers Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential

Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Mar 30, Mar 31, 2019 2018 GAAP Diluted Earnings Per Share $ 1.99 $ 1.31 Restructuring and Related Costs 0.04 0.03 (Gain) Loss on Business Divested and Assets to be Exited (0.59) — Net Income from Businesses Divested/to be Exited (0.04) (0.08) CEO Transition Costs 0.03 — Adjusted Diluted Earnings Per Share $ 1.43 $ 1.26 2019 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2019 Diluted EPS Annual Guidance $ 6.68 $ 7.08 Restructuring and Related Costs 0.18 0.18 (Gain) Loss on Businesses Divested and Assets to be Exited (0.74) (0.74) Net Income from Businesses to be Divested\Exited (0.05) (0.05) CEO Transition Costs 0.08 0.08 2019 Adjusted Diluted EPS Annual Guidance $ 6.15 $ 6.55 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 17

Appendix Non-GAAP Reconciliations Three Months Ended Commercial & Power Transmission ADJUSTED INCOME FROM OPERATIONS Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Mar 30, Mar 31, Mar 30, Mar 31, Mar 30, Mar 31, Mar 30, Mar 31, 2019 2018 2019 2018 2019 2018 2019 2018 GAAP Income from Operations $ 53.5 $ 29.1 $ 38.9 $ 32.3 $ 28.2 $ 26.8 $ 120.6 $ 88.2 Restructuring and Related Costs 2.1 1.3 0.1 0.4 0.1 - 2.3 1.7 Purchase Accounting and Transaction Costs 0.1 - - - - - 0.1 - (Gain) Loss on Business Divested and Assets to be Exited (33.6) - 1.3 - 1.1 - (31.2) - Operating (Income) Loss from Businesses Divested/to be Exited - (3.3) (1.9) (1.6) (0.3) 0.4 (2.2) (4.5) CEO Transition Costs 0.7 - 0.5 - 0.4 - 1.6 - Adjusted Income from Operations $ 22.8 $ 27.1 $ 38.9 $ 31.1 $ 29.5 $ 27.2 $ 91.2 $ 85.4 GAAP Operating Margin % 14.1% 7.0% 14.8% 12.4% 13.4% 13.1% 14.1% 10.0 % Adjusted Operating Margin % 6.0% 7.1% 15.7% 12.9% 14.4% 13.6% 11.0% 10.4 % Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 18

Appendix Non-GAAP Reconciliations Three Months Ended Commercial & Power Transmission ADJUSTED NET SALES Industrial Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Mar 30, Mar 31, Mar 30, Mar 31, Mar 30, Mar 31, Mar 30, Mar 31, 2019 2018 2019 2018 2019 2018 2019 2018 Net Sales $ 380.3 $ 414.0 $ 263.3 $ 259.9 $ 210.2 $ 204.9 $ 853.8 $ 878.8 Nets Sales for Businesses Divested/to be Exited - (33.5) (15.5) (18.0) (5.6) (4.3) (21.1) (55.8) Adjusted Net Sales $ 380.3 $ 380.5 $ 247.8 $ 241.9 $ 204.6 $ 200.6 $ 832.7 $ 823.0 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 19

Appendix Non-GAAP Reconciliations The following tables outline the first and second quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance. Commercial Power & Industrial Climate Transmission Systems Solutions Solutions Total Regal Fiscal 2018 First Quarter Schedule for Ongoing Business Net Sales Three Months Ended March 31, 2018 $ 414.0 $ 259.9 $ 204.9 $ 878.8 Net Sales from Businesses Divested/to be Exited (33.5) (18.0) (4.3) (55.8) Adjusted Net Sales from Ongoing Business $ 380.5 $ 241.9 $ 200.6 $ 823.0 GAAP Income from Operations Three Months Ended March 31, 2018 $ 29.1 $ 32.3 $ 26.8 $ 88.2 Restructuring and Related Costs 1.3 0.4 - 1.7 Income from Operations of Businesses Divested/to be Exited (3.3) (1.6) 0.4 (4.5) Adjusted Income from Operations of Ongoing Business $ 27.1 $ 31.1 $ 27.2 $ 85.4 Ongoing Business Adjusted Operating Margin % 7.1% 12.9% 13.6% 10.4% Fiscal 2018 Second Quarter Schedule for Ongoing Business Net Sales Three Months Ended June 30, 2018 $ 469.0 $ 277.3 $ 213.4 $ 959.7 Net Sales from Businesses Divested/to be Exited (33.6) (19.2) (5.6) (58.4) Adjusted Net Sales from Ongoing Business $ 435.4 $ 258.1 $ 207.8 $ 901.3 GAAP Income from Operations Three Months Ended June 30, 2018 $ 30.5 $ 44.0 $ 25.1 $ 99.6 Restructuring and Related Costs 0.7 0.7 0.1 1.5 Purchase Accounting and Transaction Costs 5.1 - - 5.1 Income from Operations of Businesses Divested/to be Exited (3.0) (2.1) (0.3) (5.4) Adjusted Income from Operations of Ongoing Business $ 33.3 $ 42.6 $ 24.9 $ 100.8 Ongoing Business Adjusted Operating Margin % 7.6% 16.5% 12.0% 11.2% Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 20

Appendix Non-GAAP Reconciliations

The following tables outline the third and fourth quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 Third Quarter Schedule for Ongoing Business				
Net Sales Three Months Ended September 29, 2018	$ 462.3	$ 255.4	$ 207.7	$ 925.4
Net Sales from Businesses Divested/to be Exited	(34.7)	(13.3)	(4.8)	(52.8)
Adjusted Net Sales from Ongoing Business	$ 427.6	$ 242.1	$ 202.9	$ 872.6
GAAP Income from Operations Three Months Ended September 29, 2018	$ 35.3	$ 6.0	$ 28.1	$ 69.4
Restructuring and Related Costs	1.9	0.3	0.1	2.3
Purchase Accounting and Transaction Costs	0.2	-	-	0.2
Impairment and Exit Related Costs	-	34.9	-	34.9
Income from Operations of Businesses Divested/to be Exited	(3.0)	(1.5)	(0.3)	(4.8)
Adjusted Income from Operations of Ongoing Business	$ 34.4	$ 39.7	$ 27.9	$ 102.0
Ongoing Business Adjusted Operating Margin %	8.0%	16.4%	13.8%	11.7%
Fiscal 2018 Fourth Quarter Schedule for Ongoing Business				
Net Sales Three Months Ended December 29, 2018	$ 436.7	$ 232.2	$ 212.8	$ 881.7
Net Sales from Businesses Divested/to be Exited	(35.6)	(11.2)	(5.2)	(52.0)
Adjusted Net Sales from Ongoing Business	$ 401.1	$ 221.0	$ 207.6	$ 829.7
GAAP Income from Operations Three Months Ended December 29, 2018	$ 32.1	$ 33.3	$ 24.4	$ 89.8
Restructuring and Related Costs	1.7	0.4	0.1	2.2
Purchase Accounting and Transaction Costs	0.1	-	-	0.1
Gain on Sale of Assets	(1.5)	(0.7)	-	(2.2)
CEO Transition Costs	1.8	1.1	0.9	3.8
Income from Operations of Businesses Divested/to be Exited	(3.0)	(1.6)	(0.3)	(4.9)
Adjusted Income from Operations of Ongoing Business	$ 31.2	$ 32.5	$ 25.1	$ 88.8
Ongoing Business Adjusted Operating Margin %	7.8%	14.7%	12.1%	10.7%

REGAL

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©2019 Regal Beloit Corporation, Proprietary and Confidential
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Appendix Non-GAAP Reconciliations

The following tables outline the full year 2018 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 Full Year Schedule for Ongoing Business				
Net Sales Twelve Months Ended December 29, 2018	$ 1,782.0	$ 1,024.8	$ 838.8	$ 3,645.6
Net Sales from Businesses Divested/to be Exited	(137.4)	(61.7)	(19.9)	(219.0)
Adjusted Net Sales from Ongoing Business	$ 1,644.6	$ 963.1	$ 818.9	$ 3,426.6
GAAP Income from Operations Twelve Months Ended December 29, 2018	$ 127.0	$ 115.6	$ 104.4	$ 347.0
Restructuring and Related Costs	5.6	1.8	0.3	7.7
Purchase Accounting and Transaction Costs	5.4	-	-	5.4
Gain on Sale of Assets	(1.5)	(0.7)	-	(2.2)
CEO Transition Costs	1.8	1.1	0.9	3.8
Impairment and Exit Related Costs	-	34.9	-	34.9
Income from Operations of Businesses Divested/to be Exited	(12.3)	(6.8)	(0.5)	(19.6)
Adjusted Income from Operations of Ongoing Business	$ 126.0	$ 145.9	$ 105.1	$ 377.0
Ongoing Business Adjusted Operating Margin %	7.7%	15.1%	12.8%	11.0%

2018 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Twelve Months Ended December 29, 2018
Adjusted Diluted Earnings Per Share	$ 6.00
Earnings Per Share from Businesses Divested/to be Exited	(0.28)
Adjusted Diluted Earnings Per Share for Ongoing Business	$ 5.72

REGAL
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©2019 Regal Beloit Corporation, Proprietary and Confidential
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Appendix Non-GAAP Reconciliations ADJUSTED EFFECTIVE TAX RATE Three Months Ended Mar 30, Mar 31, 2019 2018 Income before Taxes $ 108.0 $ 75.0 Provision for Income Taxes 21.2 15.7 Effective Tax Rate 19.6% 20.9% Income before Taxes $ 108.0 $ 75.0 (Gain) Loss on Business Divested and Assets to be Exited (31.2) - Adjusted Income before Taxes $ 76.8 $ 75.0 Provision for Income Taxes $ 21.2 $ 15.7 Tax Effect from (Gain) Loss on Business Divested and Assets to be Exited (5.3) - Adjusted Provision for Income Taxes $ 15.9 $ 15.7 Adjusted Effective Tax Rate 20.7% 20.9% Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 23

Appendix Non-GAAP Reconciliations Three Months FREE CASH FLOW Ended (Dollars in Millions) Mar 30, Mar 31, 2019 2018 Net Cash Provided by Operating Activities $ 18.3 $ 42.5 Additions to Property Plant and Equipment (20.2) (19.3) Free Cash Flow $ (1.9) $ 23.2 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 24

Appendix Non-GAAP Reconciliations ORGANIC SALES GROWTH Three Months Ended (Dollars in Millions) Commercial & Power Industrial Climate Transmission Systems Solutions Solutions Total Regal Net Sales Three Months Ended Mar 30, 2019 $ 380.3 $ 263.3 $ 210.2 $ 853.8 Net Sales from Business Acquired (31.7) - - (31.7) Net Sales from Business Divested/to be Exited - (15.5) (5.6) (21.1) Impact from Foreign Currency Exchange Rates 8.1 2.9 2.8 13.8 Organic Sales Three Months Ended Mar 30, 2019 $ 356.7 $ 250.7 $ 207.4 $ 814.8 Net Sales Three Months Ended Mar 31, 2018 $ 414.0 $ 259.9 $ 204.9 $ 878.8 Net Sales from Business Divested/to be Exited (33.5) (18.0) (4.3) (55.8) Adjusted Net Sales Three Months Ended Mar 31, 2018 $ 380.5 $ 241.9 $ 200.6 $ 823.0 Organic Sales Growth % (6.3)% 3.6% 3.4% (1.0)% Net Sales Growth % (8.1)% 1.3% 2.6% (2.8)% Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 25

Appendix Non-GAAP Reconciliations TOTAL NET DEBT/ADJUSTED EBITDA (Dollars in Millions) LTM Mar 30, 2019 Net Income $ 263.3 Plus: Taxes 61.9 Plus: Interest Expense 55.8 Less: Interest Income (2.8) Plus: Depreciation and Amortization 141.9 Plus: Restructuring and Related Costs 8.3 Plus: Purchase Accounting & Transaction Costs 5.5 Plus: Impairment and Exit Related Costs 44.9 Plus: CEO Transition Costs 5.4 Less: Operating Income from Businesses Divested/to be Exited (17.3) Less: Gain on Sale of Assets (2.2) Less: Gain on Divestiture of Business (41.2) Adjusted EBITDA $ 523.5 Current Maturities of Debt $ 2.1 Long-Term Debt 1,213.2 Less: Cash (264.3) Total Net Debt $ 951.0 Total Net Debt/Adjusted EBITDA 1.8 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 26

Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017, 2018 and 2019 have 52 weeks . Fiscal Year 2014 had 53 weeks Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 27